As filed with the Securities and Exchange Commission on March 14, 2000.

                                                Registration No. 333-___________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                            MAGNA ENTERTAINMENT CORP.
                        (Formerly MI Entertainment Corp.)
             (Exact Name of Registrant as specified in its charter)

                           Delaware                                                   98-0208374
(State or other jurisdiction of incorporation or organization)           (I.R.S. Employer Identification No.)

                            285 West Huntington Drive
                            Arcadia, California 91007
                                 (626) 574-7233
               (Address, including ZIP code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)

                            MAGNA ENTERTAINMENT CORP.
                            LONG-TERM INCENTIVE PLAN
                              (Full title of plan)

                     David A. Mitchell                                               Copy to:
                 Magna Entertainment Corp.                                        Scott Freeman
                 285 West Huntington Drive                                       Sidley & Austin
                Arcadia, California, 91007                                       875 Third Avenue
                      (626) 574-7233                                            New York, NY 10022
 (Name, Address including ZIP Code, and telephone number,                         (212) 906-2000
              including area code, of Agent)


----------------------------------------------------------------------------------------------------------------------
Title of Securities                Amount to be       Maximum Offering      Maximum Aggregate          Amount of
to be Registered                   Registered1        Price Per Unit2        Offering Price2       Registration Fee
----------------------------------------------------------------------------------------------------------------------
Class A subordinate Voting
Stock par value $0.01            8,000,000 shares         4.79              $38,320,000                 $10,116.48
----------------------------------------------------------------------------------------------------------------------

   ===========================================================================
                         CALCULATION OF REGISTRATION FEE
   ===========================================================================

-------------------
1 Pursuant to Rule 416 under the Securities Act of 1933, this Registration Statement also covers an indeterminate number of additional shares which may be necessary to adjust the number of shares reserved for issuance pursuant to such plan as the result of any future stock split, stock dividend or similar adjustment of the outstanding Class A Subordinate Voting Stock of the Registrant.

2 Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(h) of the Act, based upon the average of the high and low prices for the Registrant's Class A Subordinate Voting Stock reported on the NASDAQ National Market on Thursday March 9, 2000.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.  Plan Information.*



Item 2.  Registrant Information And Employee Plan Annual Information.*



* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933 and the Note to Part 1 of Form S-8.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation Of Documents By Reference.

     The following documents filed with the Commission are incorporated by reference in this Registration Statement:

1. The prospectus dated February 14, 2000 and contained in the Registration Statement on Form S-1 filed initially by the Registrant with the Commission on January 18, 2000, and subsequently amended (File No. 333-94791).

2. The description of the Registrant's Class A Subordinate Voting Stock contained in the Registrant's Registration Statement on Form 8-A (File No. 000-30578) filed on February 11, 2000.

     All documents filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, are deemed to be incorporated by reference in this Registration Statement and to be a part thereof from the date of filing of such documents (such documents, and the documents enumerated in clauses (1.) and (2.) above, being hereinafter referred to as "Incorporated Documents").

     Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such first statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement

Item 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

Item 5.  INTEREST OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         As permitted by Section 145 of the Delaware General Corporation Law, the Registrant's by-laws require it to indemnify any director, and permits it to indemnify any officer, employee or agent, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that person is or was or has agreed to become one of the Registrant's directors, officers, employees or agents, as the case may be, or has agreed to serve at the Registrant's request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The Registrant's indemnification obligation extends to costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by any such person or on his or her behalf in connection with such an action, suit or proceeding and any appeal therefrom, if that person acted in good faith in a manner he or she reasonably believed to be in or not opposed to the Registrant's best interests of and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The Registrant's directors will have no liability to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director. The Registrant is covered under Magna International Inc.'s (the Registrant's corporate parent) liability insurance which provides for coverage for the Registrant's officers and directors and officers and directors of the Registrant's subsidiaries, subject to a deductible for executive indemnification. The policy does not provide coverage for losses arising from violation of, or the enforcement of, environmental laws and regulations.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

Item 8.  EXHIBITS.

         The following exhibits are filed herewith:

EXHIBIT NO.                         DESCRIPTION OF EXHIBIT

4.1  Form of Stock Certificate for Class A Subordinate Voting Stock (filed as
     Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-94791) and incorporated herein by reference)

4.2 Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registration Statement on Form S-1 (File No. 333-94791) and incorporated herein by reference)

4.3 By-Laws of the Registrant (filed as Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-94791) and incorporated herein by reference)

4.4 Long-term Incentive Plan (filed as Exhibit 10.11 to the Registration Statement on Form S-1 (File No. 333-94791) and incorporated herein by reference)

5.1  Opinion of Sidley & Austin

23.1 Consent of Sidley & Austin (included in Exhibit 5.1)

23.2 Consent of Ernst & Young LLP in respect of the Audited Consolidated Financial Statements of Magna Entertainment Corp. and of Los Angeles Turf Club, Inc.

23.3 Consent of PricewaterhouseCoopers LLP in respect of the Audited Consolidated Financial Statements of Gulfstream Park Racing Association, Inc. and Subsidiary

23.4 Consent of Hill, Barth & King LLC in respect of the Audited Financial Statements of Remington Park, Inc. and of Thistledown, Inc.

23.5 Consent of Ernst & Young LLP in respect of the Audited Combined Financial Statements of Golden Gate Fields

24.1 Power of Attorney (included as part of the signature page of this Registration Statement)

Item 9.  UNDERTAKINGS.

A.   The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

     (2) That, for the purpose of determining any liability under the Securities Act of 1933 (the "Securities Act"), each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference herein shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Aurora, Province of Ontario, in Canada, on March 14, 2000.


                           Magna Entertainment Corp.


                           By: /s/ J. Brian Colburn
                               ---------------------------------------
                               J. Brian Colburn
                               Secretary


         POWER OF ATTORNEY AND SIGNATURES

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerry D. Campbell, J. Brian Colburn, David A. Mitchell and James Nicol, and each of them (with full power of each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the U. S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



                SIGNATURE                                          TITLE                                   DATE
/s/ Frank Stonach
-----------------------------
Frank Stonach                              Chairman and Director                                        March 14, 2000

-----------------------------
James Nicol                                Vice Chairman and Director                                   March 14, 2000

/s/ Jerry O. Campbell
-----------------------------
Jerry D. Campbell                          President, Chief Executive Officer and Director              March 14, 2000

/s/ David A. Mitchell
-----------------------------
David A. Mitchell                          Executive Vice President and Chief Financial Officer         March 14, 2000

/s/ James Bromby
-----------------------------
James Bromby                               Corporate Controller                                         March 14, 2000

/s/ William G. Davis
-----------------------------
William G. Davis                           Director                                                     March 14, 2000

-----------------------------
Peter M. George                            Director                                                     March 14, 2000

/s/ Joseph M. Harper
-----------------------------
Joseph W. Harper                           Director                                                     March 14, 2000

/s/ J. Terrence Lanni
-----------------------------
J. Terrence Lanni                          Director                                                     March 14, 2000

/s/ Edward C. Lumley
-----------------------------
Edward C. Lumley                           Director                                                     March 14, 2000

/s/ Earle I. Mack
-----------------------------
Earle I. Mack                              Director                                                     March 14, 2000

/s/ Gino Roncelli
-----------------------------
Gino Roncelli                              Director                                                     March 14, 2000

-----------------------------
Andrew Stronach                            Vice President, Corporate Development and Director          March __, 2000

/s/ Ronald J. Volkman
-----------------------------
Ronald J. Volkman                          Director                                                    March 14, 2000

-----------------------------
John C. York II                            Director                                                    March __, 2000

                               INDEX TO EXHIBITS

EXHIBIT NO.                         DESCRIPTION OF EXHIBIT

4.1  Form of Stock Certificate for Class A Subordinate Voting Stock (filed as
     Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-94791) and incorporated herein by reference)

4.2 Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registration Statement on Form S-1 (File No. 333-94791) and incorporated herein by reference)

4.3 By-Laws of the Registrant (filed as Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-94791) and incorporated herein by reference)

4.4 Long-term Incentive Plan (filed as Exhibit 10.11 to the Registration Statement on Form S-1 (File No. 333-94791) and incorporated herein by reference)

5.1  Opinion of Sidley & Austin

23.1 Consent of Sidley & Austin (included in Exhibit 5.1)

23.2 Consent of Ernst & Young LLP in respect of the Audited Consolidated Financial Statements of Magna Entertainment Corp. and of Los Angeles Turf Club, Inc.

23.3 Consent of PricewaterhouseCoopers LLP in respect of the Audited Consolidated Financial Statements of Gulfstream Park Racing Association, Inc. and Subsidiary

23.4 Consent of Hill, Barth & King LLC in respect of the Audited Financial Statements of Remington Park, Inc. and of Thistledown, Inc.

23.5 Consent of Ernst & Young LLP in respect of the Audited Combined Financial Statements of Golden Gate Fields

24.1 Power of Attorney (included as part of the signature page of this Registration Statement)